UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2023

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West, Suite 205

Fort Mill, SC 29708

(Address of principal executive offices, including zip code)

(973) 691-2000

(Registrant’s telephone number, including area code)

5857 Owens Drive, Suite 300

Carlsbad, California 92009

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 9, 2023, Ra Medical Systems, Inc., a Delaware corporation (the “Company” or “Ra Medical”), completed its acquisition (the “Merger”) of Catheter Precision, Inc., a privately-held Delaware corporation (“Catheter”), pursuant to an Amended and Restated Agreement and Plan of Merger, as reported in the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2023. Catheter’s audited financial statements as of December 31, 2021 and 2020, and for the years then ended, were previously filed with the Company’s Preliminary Proxy Statement dated November 4, 2022. The Company hereby amends the Form 8-K dated January 13, 2023, to include the following financial statements and financial information:

•	Catheter’s Unaudited Financial Statements as of and for the nine months ended September 30, 2022 and September 30, 2021;
•	Unaudited Pro Forma Condensed Combined Financial Information related to the Merger as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021; and
•	Catheter’s Management’s Discussion and Analysis as of and for the nine months ended September 30, 2022 and September 30, 2021.

Additional Information and Where to Find It

This communication relates to the possible conversion of securities issued in the Merger, and the issuance of securities in private placements, and may be deemed to be solicitation material in respect of the stockholder approval thereof. In connection with the proposed approval of those conversions, the Company will file a Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed securities conversions and issuances. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SECURITIES CONVERSIONS AND ISSUANCES AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SECURITIES CONVERSIONS AND ISSUANCES AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF THESE DOCUMENTS (WHEN THEY ARE AVAILABLE) AND OTHER RELATED DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV, ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Catheter, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed securities conversions and other proposals. Information about the Company’s directors and executive officers is set forth in the Company’s Current Report on Form 8-K that was filed with the SEC on January 13, 2023, the Company’s definitive proxy statement for its annual meeting of stockholders filed on April 21, 2022, and in subsequent filings made by the Company with the SEC. OTHER INFORMATION REGARDING THE INTERESTS OF SUCH INDIVIDUALS, AS WELL AS INFORMATION REGARDING CATHETER’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. YOU MAY OBTAIN FREE COPIES OF THESE DOCUMENTS AS DESCRIBED IN THE PRECEDING PARAGRAPH.

Item 9.01.  Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

The unaudited financial statements of Catheter as of and for the nine months ended September 30, 2022 and September 30, 2021, with the accompanying notes, are attached hereto as Exhibit 99.1.

(b)     Pro forma financial information.

The unaudited pro forma condensed combined financial information of Ra Medical and Catheter as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021, with the accompanying notes, is attached hereto as Exhibit 99.2.

(d)     Exhibits

Exhibit	Description
99.1	Unaudited financial statements of Catheter as of and for the nine months ended September 30, 2022 and September 30, 2021, with the accompanying notes.
99.2

Unaudited pro forma condensed combined financial information of Ra Medical and Catheter as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021, with the accompanying notes.

99.3	Management’s Discussion and Analysis of Catheter as of and for the nine months ended September 30, 2022 and September 30, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: January 19, 2023	By:	/s/ Jonathan Will McGuire
Jonathan Will McGuire Chief Executive Officer (Principal Executive Officer)